Exhibit 99
                           ECOTYRE TECHNOLOGIES, INC.
                            CONDENSED BALANCE SHEETS
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                                     ASSETS

                                        Historical                             Proforma
                                        As of                                  as of
                                        September 30, 1996                     September 30, 1996
                                        (Unaudited)           Adjustment       (Unaudited)
                                 -----------------------------------------------------------------
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Current Assets:
     Cash and cash  equivalents         $    504,981         $ 1,559,951        $ 2,064,932
     Accounts receivable, net
       of allowance for doubtful
       accounts of $11,000                   197,799                                197,799
     Inventories                             535,309                                535,309
     Prepaid expenses and other
       current assets                        194,718                                194,718
                                         -----------         -----------        -----------
          Total current assets             1,432,807           1,559,951          2,992,758
                                         -----------         -----------        -----------
     Property, plant and equipment,
       less accumulated depreciation       1,699,333                              1,699,333
     Other assets                            115,325                                115.325
                                         -----------         -----------        -----------
                                         $ 3,247,465         $ 1,559,951        $ 4,807,416
                                         ===========         ===========        ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
     Notes payable - bank               $    396,333         $                  $   396,333
     Current maturities of long
       term debt                             225,000                                225,000
     Accounts payable and accrued
       expenses                              728,214                                728,214
     Current maturity of capitalized
       leases and equipment loans            113,651                                113,651
                                         -----------         -----------        -----------
           Total current liabilities       1,463,198                              1,463,198
     Long-term debt                             -                                      -
     Capitalized leases and equipment
       loans, less current maturities         88,591                                 88,591
     Deferred rent credits                   292,664                                292,664
                                         -----------         -----------        -----------
           Total liabilities               1,844,453                              1,844,453
                                         -----------         -----------        -----------
Class A Redeemable Convertible
     Preferred Stock, 2,000,000 shares
     authorized; issued and outstanding
     - 1,202,775 (redemption amount of
     $1,202,775)                           1,190,119                              1,190,119
                                         -----------         -----------        -----------
Stockholder's Equity
     Preferred Stock, $.001 par value
       2,000,000 shares authorized;
       none issued                              -                      -                -
     Common Stock, $.001 par value
       20,000,000 shares authorized,
       issued and outstanding -
       3,115,000 and 5,115,000                 3,115               2,000              5,115
     Paid in capital                       5,693,356           1,557,951          7,251,307
     Deficit                              (5,483,578)                            (5,483,578)
                                         -----------         -----------        -----------
           Total stockholders' equity        212,893           1,559,951          1,772,844
                                         -----------         -----------        -----------
                                         $ 3,247,465         $ 1,559,951        $ 4,807,416
                                         ============        ===========        ===========
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